Exhibit 99.1

PrimeGen US, Inc. Announces Proposed Business Combination with DT Cloud Star Acquisition Corporation at an Implied Equity Value of Approximately $1.5 Billion to Advance Its Stem Cell Research and Development Efforts

SANTA ANA, CALIFORNIA, February 4, 2026 – PrimeGen US, Inc. (“PrimeGen US” or the “Company”), a pioneering biotech company advancing innovative stem cell and exosome therapies, today announced it has entered into a definitive business combination agreement dated as of February 2, 2026 (the “Business Combination Agreement”) with DT Cloud Star Acquisition Corporation (“DT Cloud Star”), a publicly traded special purpose acquisition company (Nasdaq: DTSQ). The transaction implies an equity value for PrimeGen US of approximately $1.5 billion and is expected to provide access to the public markets capital, which the combined company intends to use to advance clinical development, regulatory activities, and if approved, potential commercialization of its lead programs.

Upon closing, which is subject to approval by the stockholders of both PrimeGen US and DT Cloud Star, receipt of required regulatory approvals (including compliance with the Hart-Scott-Rodino Antitrust Improvements Act, if applicable), satisfaction of minimum cash conditions (including any applicable minimum cash condition and redemption thresholds), and other customary closing conditions set forth in the Business Combination Agreement, the combined company is expected to operate as PrimeGen US (or a successor entity) and is anticipated to list on the Nasdaq, subject to Nasdaq approval, under a new ticker symbol. The transaction is currently expected to close in the second half of 2026, although there can be no assurance regarding the timing or completion of the transaction.

“We are thrilled to partner with DT Cloud Star to bring PrimeGen US into the public markets at this pivotal moment,” said Daniel Chiu, Co-CEO and Chairman of PrimeGen US. “This transaction is expected to enhance our access to capital and resources, supporting the continued development of our stem cell and exosome programs. Our team’s scientific focus and innovation position us to further build our presence in the regenerative medicine field.”

PrimeGen US is a regenerative medicine company, leveraging nearly two decades of proprietary stem cell research to develop Triple Activated Mesenchymal Stem Cells (MSCs) as a novel, cell-based treatment for acute liver injury and related critical conditions. The Company’s platform has demonstrated in preclinical activity in animal studies, and recent advancements include completion of a Pre-Investigational New Drug application (Pre-IND) meeting for Acute Alcoholic Hepatitis (Acute Liver Failure) with the U.S. Food & Drug Administration (FDA) on December 17, 2025. There can be no assurance that the FDA will allow an IND to proceed or that any clinical trials will be successful, and preclinical results may not be indicative of clinical outcomes in humans. PrimeGen US is working toward the initiation of a clinical trial, subject to regulatory approval, to support further development of Triple Activated MSCs for the potential treatment of Acute Alcoholic Hepatitis (Acute Liver Failure).

Wai Szeto, Co-CEO of PrimeGen US, added: “With nearly two decades of foundational stem cell technology as our launchpad, we have developed our Triple Activated MSC platform into a differentiated platform under development that we believe is well positioned to advance through its next stages of development, subject to regulatory review.”

Sam Zheng Sun, Chairman and CEO of DT Cloud Star Acquisition Corporation, commented: “We are pleased to partner with PrimeGen US in this business combination. We have great confidence that under the leadership of Co-CEOs Daniel Chiu and Wai Szeto, the company is uniquely positioned to deliver much-needed regenerative medicine to treat challenging diseases, such as acute liver failure. By leveraging PrimeGen’s nearly two decades of research and their Triple Activated MSC platform, we believe the combined entity will successfully capture large unmet market opportunities and provide significant value to patients and shareholders alike.”

Advisors

A.G.P./Alliance Global Partners is serving as the financial advisor to PrimeGen US, Sichenzia Ross Ference Carmel LLP, is serving as the legal advisor to PrimeGen US.

PrimeGen US is supported by special counsel Steven C. Schinko of Schinko Law, a boutique practice providing sophisticated corporate, transactional, and strategic counsel to emerging growth companies and high-net-worth individuals.

Loeb & Loeb LLP is serving as the legal advisor to DT Cloud Star.

Important Information About The Proposed Business Combination And Where To Find It

In connection with the proposed business combination, DT Cloud Star will cause its subsidiary (“Pubco”) to file a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of DT Cloud Star and a prospectus of Pubco. The Registration Statement has not been filed with the SEC, and the SEC has not declared the Registration Statement effective. Subject to the SEC declaring the Registration Statement effective, its proxy statement/prospectus will thereafter be sent to all DT Cloud Star shareholders for purposes of voting in a meeting of DT Cloud Star shareholders to approve the business combination and related matters. Before making any voting decision, securities holders of DT Cloud Star are urged to read the proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available, because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and other interested persons will be able to obtain free copies of the Registration Statement, its proxy statement/prospectus and exhibits, and all other relevant documents filed or that will be filed with the SEC by Pubco, DT Cloud Star and the Company through the website maintained by the SEC at www.sec.gov. Additional details regarding the proposed business combination, including a joint investor presentation, will be available in a registration statement on Form S-4, proxy statement/prospectus and other documents to be filed with the U.S. Securities and Exchange Commission (SEC). These documents may be obtained free of charge at the SEC’s website at www.sec.gov or by directing a request to DT Cloud Star Acquisition Corporation at Office 51, 10th Floor, 31 Hudson Yards, New York, New York 10001, Tel 718-865-2000, email sam.sun@dstarspac.com.

Participants In The Solicitation

DT Cloud Star, Pubco and PrimeGen US and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from DT Cloud Star’s shareholders in connection with the proposed business combination. Information about DT Cloud Star’s directors and executive officers and their ownership of DT Cloud Star’s securities is set forth in DT Cloud Star filings with the SEC, including DT Cloud Star’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025. To the extent that holdings of DT Cloud Star’s securities have changed since the amounts set forth in DT Cloud Star’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement and its proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of PrimeGen US, Pubco and DT Cloud Star should read the Registration Statement, proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Safe Harbor Statement: Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and include, but are not limited to, projections, forecasts, and estimates about possible or assumed future results of the business combination, and PrimeGen US’s business, financial condition, results of operations, liquidity, plans and objectives. These statements include, but are not limited to, expectations regarding the timing and completion of the proposed business combination, the anticipated listing on Nasdaq, the expected proceeds and use of capital, the timing and results of clinical trials, anticipated regulatory submissions and approvals, the commercial potential of product candidates, and statements regarding the capabilities and potential of PrimeGen US’s technology platform. You can generally identify forward-looking statements by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict, indicate or relate to future events or trends or PrimeGen US’s or DT Cloud Star’s future financial or operating performance, or that are not statements of historical matters. Forward-looking statements are subject to significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of PrimeGen US’s and DT Cloud Star’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to:

●	The inherent uncertainty of clinical success and the risk that trials may be delayed or fail to meet primary endpoints.
●	The possibility that FDA or other regulatory authorities may not approve candidates or may require additional data.
●	Compliance with emerging regulations, including the BIOSECURE Act, and other applicable regulations and their impact on manufacturing and supply chain partnerships.
●	The ability to obtain and maintain intellectual property protection.
●	The availability of funding to support continued research and development.

Additional risks and uncertainties that could cause actual results to differ from those expressed in any forward-looking statements are described in greater detail in DT Cloud Star’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be described in the registration statement on Form S-4 (or Form F-4), proxy statement/prospectus and other documents filed with the SEC in connection with the proposed business combination. Neither PrimeGen US nor DT Cloud Star undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

PRIMEGEN US CONTACT:

Stacy Pham. Email: spham@primegenus.com. Phone: 1.949.428.0500

Timothy Liu. Email: tliu@primegenus.com. Phone: 1-949-428-0500

DT CLOUD STAR CONTACT:

Sam Sun. Email: sam.sun@dstarspac.com